                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                       February 8, 2002 (February 1, 2002)

                     Travelers Insurance Group Holdings Inc.
             (Exact Name of Registrant as Specified in Its Charter)

             Delaware              1-14328            06-1445591
          (State or Other        (Commission         (IRS Employer
          Jurisdiction of        File Number)      Identification No.)
          Incorporation)


                  One Tower Square, Hartford, Connecticut 06183
               (Address of principal executive offices) (Zip Code)


                                 (860) 277-0111
              (Registrant's telephone number, including area code)


                        Travelers Property Casualty Corp.
          (Former Name or Former Address, if Changed Since Last Report)

                     Travelers Insurance Group Holdings Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

1. On February 1, 2002, the Registrant filed with the Delaware Secretary of State an amendment to the Registrant's certificate of incorporation changing the Registrant's name from Travelers Property Casualty Corp. to Travelers Insurance Group Holdings Inc. A copy of the amendment is attached as Exhibit 3.03.

2. On February 4, 2002, the Registrant's sole shareholder, The Travelers Insurance Group Inc., filed with the Connecticut Secretary of State an amendment to that company's certificate of incorporation changing that company's name to Travelers Property Casualty Corp.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.      Description
      ----------       -----------

      3.03             Amendment to Certificate of Incorporation of Travelers
                       Property Casualty Corp., filed February 1, 2002 with the
                       Secretary of State of the State of Delaware.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 8, 2002             Travelers Insurance Group Holdings Inc.


                                    By: /s/ Daniel W. Jackson
                                       ---------------------------------
                                    Name:   Daniel W. Jackson
                                    Title:  Assistant Secretary